Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 2 to Registration Statement No. 333-76581 on Form N-1A of our report dated July 3, 2001 appearing in the May 31, 2001 Annual Report of Merrill Lynch Disciplined Equity Fund, Inc., and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte &Touche LLP

New York, New York September 14, 2001